Exhibit 10.5

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into effective as of October 31, 2011, by and between Cornerstone Realty Fund, LLC, a California limited liability company (“Seller”) and Rexford Industrial Fund V, LP, a Delaware limited partnership (or its assignee, “Purchaser”), with reference to the following facts and circumstances:

R E C I T A L S

A. Seller and Purchaser previously executed and delivered that certain Purchase and Sale Agreement, dated September 1, 2011 (the “Original Agreement”) with respect to those certain real properties as more particularly described in the Original Agreement.

B. Seller and Purchaser previously executed and delivered that certain Amendment to Purchase and Sale Agreement, dated September 30, 2011 (the “First Amendment”).

C. Seller and Purchaser previously executed and delivered that certain Second Amendment to Purchase and Sale Agreement, dated October 4, 2011 (the “Second Amendment”).

D. Seller and Purchaser previously executed and delivered that certain Third Amendment to Purchase and Sale Agreement, dated October 11, 2011 (the “Third Amendment”).

E. Seller and Purchaser desire to modify the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

1)	Defined Terms. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Original Agreement, the First Amendment, the Second Amendment and the Third Amendment. From and after the date of this Amendment, all references to the “Agreement” in the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment and this Amendment shall be deemed references to the Original Agreement as modified by the First Amendment, the Second Amendment, Third Amendment and this Amendment.

2)	Property Inspection Period. The Property Inspection Period shall be extended to November 4, 2011, but only for environmental issues concerning the Zenith property located in Glenview, IL.

3)	Additional Deposit. The Additional Deposit shall be due on November 8, 2011.

4)	Closing. The Closing shall be on or before November 18, 2011.

5)	Full Force and Effect; No Further Changes. Except as expressly modified by this Amendment, the Third Amendment, the Second Amendment, and the First Amendment, the Original Agreement remains in full force and effect without modification or impairment and any and all previous terminations of the Agreement are hereby rescinded.

6)	Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. Any party may transmit its signature to this Amendment by facsimile of PDF, and such facsimile or PDF transmission shall constitute an original signature for all purposes.

(Signature Page Follows)

IN WITNESS WHEREOF, Seller and Purchaser have duly executed and delivered this Amendment as of the effective date first stated above.

“PURCHASER”					“SELLER”

REXFORD INDUSTRIAL FUND V, LP,					CORNERSTONE REALTY FUND, LLC, a
a Delaware limited partnership					California limited liability company

By:	REXFORD FUND V MANAGER, LLC,				By:	CORNERSTONE INDUSTRIAL
	a Delaware limited liability company,					PROPERTIES, LLC, a California limited
	Its Manager					liability company,
Its Managing Member

	By:	REXFORD SPONSOR LLC,				By:	CORNERSTONE VENTURES,
		a Delaware limited liability					INC, a California corporation,
		company, Its Manager					Its Managing Member

		By:				By:
			Name:	Michael Frankel			Name:	TERRY ROUSSEL
			Its:	Manager			Its:	CEO